EXHIBIT 10.6

SERVICE AGREEMENT

18612 Rocoso Place

This service agreement (“Agreement”) is by and between AQUARIUS HOLDINGS, LLC, a Colorado Limited Liability Company (“AHLLC”), and THE AQUARIUS GROUP, LLC, a Delaware Limited Liability Company (“Service Provider”), effective the 4th day of July, 2014.

The parties named above do hereby agree as follows:

1.

TERM: The effective term of this Agreement is from July 4, 2014 through June 30, 2015.

2.

TRANSFERABILITY: This Agreement is assignable, and is binding upon the successors and/or assigns of the parties.

3.

STATEMENT OF CAPACITY(IES): Michael Davis Lawyer (“MDL”) is Manager for both AH, LLC and the Service Provider. MDL is with the rights of possession of real property which is leased, and which real property consists of the structure, dwelling and land located at 18612 Rocoso Place, Tarzana, CA, 91356 (“Property”). This Agreement is effected with the intent of structuring the rights of MDL, into an understanding that serves business purposes for both entities, and this Agreement is without conflict with any terms or conditions of the operating agreements of AHLLC or the Service Provider. For the purposes of any personal rights of MDL, this Agreement is given favor and access to those rights, to the measurement of reasonable expectations for the purposes of fulfilling the obligations of this Agreement.

Jenna Renee Schuck (“JRS”) is also with rights of possession of the Property, and to the extent that her personal interests do not conflict, waives at least a reasonable portion of her personal interests for this agreement. See “EXHIBIT A”, which is included hereon by reference, and attached hereto.

4.

SERVICES: The Service Provider will provide to AHLLC the following services:

•

Hosting of events at the Property

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Providing one or two bedrooms for guests of AHLLC

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Providing business space for business meetings of AHLLC

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And other services and/or functions, as needed, concerning the use of the Property

5.

FEES:  The following fees apply to the Services provided by the Service Provider:

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$500 per month - services availability fee

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$1,000 per event fee

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$100 per night bedroom fee (maximum $600/wk, $1500/mo)

•

$30 per hour meeting space fee ($200/day max)

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$300 per day for event usage in excess of 48 hours, at the Service Provider’s discretion

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Before and/or after event cleaning fees, if necessary, at actual cost

•

Service Provider will bill AH LLC for its actual costs incurred, including any  contractor hours that the Service Provider incurs for, in setting up, hosting catering, entertainment, staffing for the event, furniture for the event, equipment purchases and/or rentals, and/or breaking down and cleaning up after events

SERVICE AGREEMENT 18612 Rocoso Pl.

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AHLLC will pay for event costs including catering, entertainment, staff, furniture and equipment purchases and rentals

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Service Provider will bill AHLLC for actual costs incurred related to event and bedroom guest damage and related repairs

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Other fees may be added, or the current fees may be adjusted, as needed to accommodate the needs of both parties.

6.

PAYMENTS: A $15,000 Prepayment is due and owing on 7/2/14, as a prepaid services fee.  Any subsequent fees will be invoiced by the Service Provider to AHLLC, with terms of due in Net 10 days.

7.

NOTICE REQUIREMENTS: The following notices are hereby agreed upon:

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AHLLC must provide at least seven days notice to the Service Provider when an event is to be scheduled on the Property

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AHLLC must provide 48 hours notice for bedroom use on the Property

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Service Provider must provide AHLLC with written notice for bedroom use for more than three consecutive days on the Property

8.

ADDITIONAL MISCELLANEOUS TERMS:  The parties agree to the following additional terms for the use of the Property:

•

Any more than two events per month at the Property will be subject to the Service Provider’s discretion

•

Bedroom use on the Property, with less than 48 hours notice, may include a “short notice” fee of an amount that is determined by the Service Provider (extra fees may apply)

•

Service Provider may restrict AHLLC’s use of bedrooms for more than three consecutive days

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Events will be limited to common areas of Property; bedrooms are excluded from event use, and are for rental guest use only

•

Bedroom guests are responsible for their own food, beverage, insurance, transportation and other personal expenses

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Neither the Service Provider nor AHLLC assumes any medical responsibility for any guest

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Service Provider will provide bedroom guests with house keys and use of laundry facilities, and an additional fee may be assessed with this

•

Service Provider may provide lodging for guests in excess of two bedroom use, at its discretion, and an additional fee will be assessed with this

•

Service Provider will provide wireless internet, white boards and land-line phone and speaker phone service

SERVICE AGREEMENT 18612 Rocoso Pl.

Wherefore, the parties named above have set their hands to the foregoing Agreement in acknowledgment that they are committed to the terms and conditions hereto, on this 8th day of September, 2014, nunc pro tunc, the 4th day of July, 2014:

SERVICE PROVIDER:

THE AQUARIUS GROUP, LLC, by

Manager, MICHAEL DAVIS LAWYER:

____________________________________

AQUARIUS HOLDINGS, LLC, by

Manager, MICHAEL DAVIS LAWYER:

____________________________________

SERVICE AGREEMENT 18612 Rocoso Pl.

EXHIBIT A

RESTRICTED RIGHTS WAIVER

To the reasonable extent that my personal rights to the rental property at 18612 Rocoso Place, Tarzana, CA, 91356 (“Property”) need to be waived for the Service Agreement (“Agreement”) between AQUARIUS HOLDINGS, LLC and THE AQUARIUS GROUP, LLC to be fully functional, I hereby grant a restricted waiver to and for the benefit of either party to the Agreement. I restrict this waiver of of my personal rights in the Property, to include only the extent of my rights that may be utilized to effect said Agreement while not infringing upon my right to use the Property as my personal residence.

Dated this September 8, 2014, nunc pro tunc, the 4th day of July, 2014 by

JENNA RENEE SCHUCK:

_____________________________________

Witnessed by:

_____________________________________

Printed name of witness:

MICHAEL DAVIS LAWYER

SERVICE AGREEMENT 18612 Rocoso Pl.